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                                                                 EXHIBIT 10.3(a)

                               SECURITY AGREEMENT
                               -------- ---------

     SECURITY AGREEMENT, dated as of December 31, 1996 among SEABOARD BARGE CORPORATION, a Delaware corporation, PETROLEUM TRANSPORT CORPORATION, a Delaware corporation, and MORAN TOWING OF DELAWARE, INC., a Delaware corporation (each, a "Borrower", and collectively, the "Borrowers"), and THE FIRST NATIONAL BANK OF BOSTON, as agent (hereinafter, in such capacity, the "Agent") for itself and other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Revolving Credit Agreement, dated as of July 11, 1994, as the same may be amended and in effect from time to time (such agreement, as amended and in effect from time to time, the "Credit Agreement"), among Moran Transportation Company, a Delaware corporation, ("Moran"), the Borrowers, certain other borrowers referred to therein, the Banks and the Agent.

     WHEREAS, the Borrowers, pursuant to a separate Instrument of Adherence, dated as of the date hereof, have become party to the Credit Agreement; and

     WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit under the Credit Agreement to the Borrowers and the other borrowers referred to in the Credit Agreement that the Borrowers execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof; and

     WHEREAS, each of the Borrowers wishes to grant security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1. DEFINITIONS. All capitalized terms used herein without definitions
           -----------
shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein.

     (S)2. GRANT OF SECURITY INTEREST.
           ----- -- -------- --------

           (S)2.1. COLLATERAL GRANTED. Each of the Borrowers hereby grants to
                   ---------- -------
          the Agent, for the benefit of the Banks and the Agent, to secure the


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          payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of such Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                 All goods consisting of inventory, all accounts, contract
             rights for the payment of monies due, notes, bills, drafts, and all other debts, obligations and liabilities for the payment of monies due, in whatever form owing to such Borrower and all other rights of any such Borrower to the payment of money from any person, firm or corporation or any other legal entity, whether now existing or hereinafter arising, now or hereafter received by or belonging or owing to such Borrower and in each case relating to goods sold or leased or services rendered (but not including, for purposes of clarification, any amount owed in connection with the sale of or other disposition of any vessel), and all guaranties and securities therefore, all rights of an unpaid seller to merchandise or services and in the proceeds thereof, all chattel paper, documents and instruments if any, evidencing any of the foregoing rights to payment, and all computer programs, computer software, customer lists, and all recorded data of any kind or nature, regardless of the medium of recording evidencing or relating to any of the foregoing.

             (S)2.2. DELIVERY OF INSTRUMENTS, ETC. Pursuant to the terms hereof,
                     -------- -- ------------ ---
          each of the Borrowers has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable instruments and chattel paper, if any, pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that any of the Borrowers shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments or chattel paper to be pledged by it hereunder, such Borrower shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. Each of the Borrowers hereby acknowledges that the Agent may, in its discretion, appoint one or more financial institutions to act as the Agent's agent in holding in custodial account instruments or other financial assets in which the Agent is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.

          (S)3. TITLE TO COLLATERAL, ETC. The Borrowers are the owners of the
                ----- -- ----------- ---
Collateral free from any adverse lien, security interest or other encumbrance,

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except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts.

        (S)4. CONTINUOUS PERFECTION. Each Borrower's place of business or, if
              ---------- ----------
more than one, chief executive office is indicated on the Perfection Certificate delivered by such Borrower to the Agent herewith (the "Perfection Certificate"). None of the Borrowers will change the same, or its name, identity or corporate structure in any manner, without providing at least 30 days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to (S)2.2 hereof or transferred in accordance with (S)6 hereof, will be kept at those locations listed on the Perfection Certificate delivered by the applicable Borrower and none of the Borrowers will remove the Collateral from such locations without providing at least 30 days prior written notice to the Agent unless such Collateral is moved to a location for which appropriate Uniform Commercial Code financing statements showing such Borrower as debtor and the Agent as secured party have been filed.

        (S)5. NO LIENS. Except for the security interest herein granted and
              -- -----
other liens permitted by the Credit Agreement, a Borrower shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Borrowers shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. None of the Borrowers shall pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

        (S)6. NO TRANSFERS. None of the Borrowers will sell or offer to sell
              -- ---------
or otherwise transfer the Collateral or any interest therein except as provided in the Credit Agreement. It is understood and agreed that as long as an Event of Default is not continuing, the Borrowers shall have the right, in the ordinary course of business, to place inventory on board various vessels of the Borrowers, the other borrowers referred to in the Credit Agreement and/or any of their Subsidiaries, and upon such placement, such inventory so placed shall no longer be Collateral hereunder (unless and to the extent that such inventory is subsequently removed from such vessel and returned to "shoreside" inventory).

        (S)7. INSURANCE.
              ---------

           (S)7.1. MAINTENANCE OF INSURANCE. Each of the Borrowers will maintain
                   ----------- -- ---------
          with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of

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          businesses engaged in similar activities in similar geographic areas.
          Such insurance shall be in such minimum amounts that none of the Borrowers will be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance on the Collateral shall be payable to the Agent as loss payee for the benefit of the Banks and the Agent. Without limiting the foregoing, each of the Borrowers will maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Borrower.

           (S)7.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in
                   --------- --------
          respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing, be disbursed to the applicable Borrower for direct application by such Borrower solely to the repair or replacement of such Borrower's property so damaged or destroyed and/or to the payment of the Obligations and (b) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the applicable Borrower solely to the repair or replacement of such Borrower's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

           (S)7.3. NOTICE OF CANCELLATION, ETC. All policies of insurance shall
                   ------ -- ------------  ---
          provide for at least 30 days prior written cancellation notice to the Agent. In the event of failure by the Borrowers to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Borrowers. The Borrowers shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

        (S)8. GOVERNMENT CONTRACTS. Each of the Borrowers agrees that it shall
              ---------- ---------
execute all such documents, and take all such actions, as the Agent shall determine to be necessary or appropriate from time to time under the Federal Assignment of Claims Act of 1940, as amended, in order to confirm and assure to the Agent its rights under this Agreement with respect to any and all Collateral consisting of such Borrower's rights to moneys due or to become due under any

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contracts or agreements with or orders from the United States government or any agency or department thereof, the assignment of which is not prohibited by such contract or agreement (collectively, "Government Receivables"). Without limiting the generality of the foregoing, each of the Borrowers agrees that simultaneously with the execution and delivery of this Agreement it shall execute and deliver to the Agent a confirmatory assignment substantially in the form of Exhibit A attached hereto (a "Confirmatory Assignment") with respect to
        ---------
each Government Receivable existing on the date hereof where the aggregate proceeds payable to such Borrower thereunder exceeds $10,000, and within ten
(10) Business Days after the creation of any such new Government Receivable, the applicable Borrower shall execute and deliver to the Agent a Confirmatory Assignment with respect thereto. Notwithstanding the preceding sentence, if at any time the aggregate proceeds payable to any Borrower under all Government Receivables exceeds $200,000, such Borrower shall execute and deliver to the Agent a Confirmatory Assignment with respect to each such Government Receivable. Each of the Borrowers hereby irrevocably authorizes the Agent, or its designee, at such Borrower's expense, after the occurrence and during the continuance of any Event of Default, to file with the United States government (or the appropriate agency or instrumentality thereof) a notice of each assignment of a Government Receivable substantially in the form of Exhibit B attached hereto (a
                                                   ---------
"Notice of Assignment"), to which a copy of the relevant Confirmatory Assignment may be attached, and appoints the Agent as such Borrower's attorney-in-fact to execute and file any such Confirmatory Assignments, Notices of Assignment and any ancillary documents relating thereto.

        (S)9. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW. Each of the
              ----------- -- ----------- ---------- ---- ---
Borrowers shall keep or cause to be kept records of accounts which are complete and accurate in all material respects, and from time to time upon the reasonable request of the Agent, shall deliver to the Agent a list of the names, addresses, face value and dates of invoices for each debtor obligated on such account receivable. Each of the Borrowers will keep the tangible Collateral in good order and repair, subject to normal wear and tear, and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may inspect the Collateral, wherever located, at any reasonable time, and, if no Default or Event of Default has occurred and is continuing, upon reasonable prior written notice to Moran. The Borrowers will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, provided that any such tax, assessment,
                                   --------
charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the applicable Borrower shall have set aside on its books adequate reserves with respect thereto; and provided further that such Borrower will pay all such
                     -------- -------
taxes, assessments, charges, levies or claims forthwith upon the commencement of

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proceedings to foreclose any lien that may have attached as security therefor.
Each of the Borrowers has at all times operated, and each of the Borrowers will continue to operate, in all material respects, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

          (S)10. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
                 ---------- ---------- --------  ------------ -- ----------

           (S)10.1. EXPENSES INCURRED BY AGENT. In its discretion, the Agent
                    -------- -------- -- -----
          may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. Each of the Borrowers jointly and severally agrees to reimburse the Agent on demand for any and all reasonable expenditures so made. The Agent shall have no obligation to the Borrowers to make any such expenditures, nor shall the making thereof relieve any of the Borrowers of any default.

           (S)10.2. AGENT'S OBLIGATIONS AND DUTIES. Anything herein to the
                    ------- ----------- --- ------

          contrary notwithstanding, the Borrower that is the party thereto shall remain liable under each contract or agreement related to the Collateral to be observed or performed by such Borrower thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any such contract or agreement, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any of the Borrowers under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under *9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

          (S)11. SECURITIES AND DEPOSITS. The Agent may at any time after the
                 ---------- --- --------
occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities (if any) constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. During the continuance of an Event of Default and whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it reasonably deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, during the continuance of any Event of Default, any deposits or other sums at any time credited by or due from the Agent or any Bank to any of the Borrowers may at any time be applied to or set off against any of the Obligations.

        (S)12. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS. If an Event
               ------------ -- ------- ------- --- ----- --------
of Default shall have occurred and be continuing, each of the Borrowers shall, at the request of the Agent, notify its account debtors and other obligors on accounts and other Collateral for which such Borrower is an obligee of the security interest of the Agent in any account and other Collateral and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any of the Borrowers, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, each of the Borrowers shall hold any proceeds of collection of accounts and other Collateral received by such Borrower as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of such Borrower and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts and other Collateral received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

        (S)13. FURTHER ASSURANCES. Each of the Borrowers, at its own expense,
               ------- ----------
shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, and (c) obtaining waivers from landlords.

        (S)14. POWER OF ATTORNEY.
               ----- -- --------

           (S)14.1. APPOINTMENT AND POWERS OF AGENT. Each of the Borrowers
                    ----------- --- ------ -- -----
        hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the

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          place and stead of such Borrower or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Borrower, without notice to or assent by such Borrower, to do the following:

                 (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at such Borrower's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Borrower might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                 (b) to file such financing statements with respect hereto, with or without such Borrower's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Borrower's name such financing statements and amendments thereto and continuation statements which may require such Borrower's signature.

             (S)14.2. RATIFICATION BY THE BORROWERS. To the extent permitted by
                      ------------ -- --- ---------
          law, each of the Borrowers hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof (except for acts of gross negligence or willful misconduct). This power of attorney is a power coupled with an interest and shall be irrevocable.

             (S)14.3. NO DUTY ON AGENT. The powers conferred on the Agent
                      -- ---- -- -----
          hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be

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        responsible to any of the Borrowers for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

        (S)15. REMEDIES. If an Event of Default shall have occurred and be
               --------
continuing, the Agent may, without notice to or demand upon any of the Borrowers, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Borrowers can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require any of the Borrowers to assemble all or any part of the Collateral at such location or locations within the state(s) of such Borrower's principal office(s) or at such other locations as the Agent may designate and which are reasonably convenient to such Borrower and the Agent. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give Moran (and Moran shall give the Borrowers) at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each of the Borrowers hereby acknowledges that ten Business Days prior written notice of such sale or sales to Moran shall be reasonable notice. In addition, each of the Borrowers waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

        (S)16. NO WAIVER, ETC. Each of the Borrowers waives demand, notice,
               -- ------- ---
protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description (except as provided herein or in the other Loan Documents). With respect to both the Obligations and the Collateral, each of the Borrowers assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)10.2 hereof. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

        (S)17. MARSHALLING. Neither the Agent nor any Bank shall be required
               -----------
to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each of the Borrowers hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Borrowers hereby irrevocably waives the benefits of all such laws.

        (S)18. PROCEEDS OF DISPOSITIONS; EXPENSES. The Borrowers shall pay to
               -------- -- ------------- --------
the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in or reduced to cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Borrowers, and the Borrowers shall remain jointly and severally liable for any deficiency in the payment of the Obligations.

        (S)19. OVERDUE AMOUNTS. Until paid, all amounts due and payable by
               ------- -------
the Borrowers hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

        (S)20. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS
               --------- ---- ------- -- ------------
INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Borrowers agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Borrower by mail at the address specified in (S)20 of the Credit Agreement. Each of the Borrowers hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

        (S)21. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS WAIVES ITS RIGHT TO A
               ------ -- ---- -----
JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Borrowers waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual or incidental damages. Each of the Borrowers (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and
(b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)21.

        (S)22. MISCELLANEOUS. The headings of each section of this Agreement
               -------------
are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each of the Borrowers and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Notices hereunder shall be given in the manner and to the addresses set forth in (S)20 of the Credit Agreement. Each of the Borrowers acknowledges receipt of a copy of this Agreement.

          IN WITNESS WHEREOF, intending to be legally bound, each of the Borrowers has caused this Agreement to be duly executed as of the date first above written.
                         SEABOARD BARGE CORPORATION


                         By:  /s/ Alan Marchisotto
                              ---------------------
                         Name: Alan Marchisotto
                         Title: Secretary

                         PETROLEUM TRANSPORT CORPORATION


                         By: /s/ Alan Marchisotto
                             ---------------------
                         Name: Alan Marchisotto
                         Title: Secretary

                         MORAN TOWING OF DELAWARE, INC.


                         By: /s/ Jeffrey J. McAulay
                             -----------------------
                         Name: Jeffrey J. McAulay
                         Title: Secretary


Accepted:
---------

THE FIRST NATIONAL BANK OF BOSTON
 as Agent

By: /s/ Victor Garcia
    -------------------
   Name: Victor Garcia
   Title: Vice President

                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF  CONNECTICUT  )
          -------------)
                       )  ss.
COUNTY OF FAIRFIELD    )
          -------------)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 23rd day of December, 1996, personally appeared Jeffrey J. McAulay to me known personally, and who, being by me duly sworn, deposes and says that he is the Vice President of Moran Towing of Delaware, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said acknowledged said instrument to be the free act and deed of said corporation.

                              /s/ Daniel Klaben
                              ---------------------
                              Notary Public
                              My commission expires: October 31, 1998

                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF  CONNECTICUT  )
          -------------)
                       )  ss.
COUNTY OF FAIRFIELD    )
          -------------)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 23rd day of December, 1996, personally appeared Alan Marchisotto to me known personally, and who, being by me duly sworn, deposes and says that he is the Secretary of Seaboard Barge Corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said acknowledged said instrument to be the free act and deed of said corporation.

                             /s/ Daniel Klaben
                             --------------------
                             Notary Public
                             My commission expires: October 31, 1998

                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF  CONNECTICUT   )
          --------------)
                        )  ss.
COUNTY OF FAIRFIELD     )
          --------------)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 23rd day of December, 1996, personally appeared Alan Marchisotto to me known personally, and who, being by me duly sworn, deposes and says that he is the Secretary of Petroleum Transport Corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said acknowledged said instrument to be the free act and deed of said corporation.

                             /s/ Daniel Klaben
                             -----------------
                             Notary Public
                             My commission expires: October 31, 1998

                                                                       EXHIBIT A
                                                                       ---------


                  FORM OF CONFIRMATORY ASSIGNMENT OF CONTRACT
                  ---- -- ------------ ---------- -- --------

          This ASSIGNMENT, dated as of ____________________, is by [INSERT NAME OF APPLICABLE BORROWER], a [_________________] corporation (the "Debtor") in favor of The First National Bank of Boston (the "Agent") as agent for itself and certain other lenders (the "Lenders").

          WHEREAS, the Debtor is party to Contract No. ________________ dated ____________________________ between the Debtor and ___________________ (the
"Contract"); and

          WHEREAS, the Debtor and the Agent have entered into a certain Security Agreement, dated as of December __, 1996 (the "Security Agreement"), pursuant to which the Debtor has granted to the Agent, for the benefit of the Lenders, a security interest in certain assets of the Debtor, including all of the Debtor's rights in and to any interest in and to all money due or to become due under the Contract, to secure the Obligations referred to in the Security Agreement;

          NOW, THEREFORE, the Debtor hereby confirms, acknowledges and agrees that, pursuant to and subject to the terms of the Security Agreement, the Debtor hereby assigns, transfers, pledges and grants to the Agent, for the benefit of itself and the Lenders, a security interest in all of the Debtor's right, title and interest in and to all moneys due or to become due under the Contract.

          EXECUTED as of the date first above written.

                              [____________________________]


                              By:____________________________
                              Title:

                                                                       EXHIBIT B
                                                                       ---------


                        FORM OF NOTICE OF ASSIGNMENT OF
                        ACCOUNTS RECEIVABLE AS SECURITY
                        -------------------------------

                       The First National Bank of Boston


                                     Date:

To:  [Contracting Official or Head of Agency, and Disbursing Official]


Re:  Contractor: [_______________________]
     Address:
     Contract Number:
     Made by the United States of America
     Department:
     Division:
     Address:

For:

Dated:

Ladies and Gentlemen:

          PLEASE TAKE NOTICE that moneys due or to become due to [INSERT NAME OF APPLICABLE BORROWER] (the "Contractor") under the contract described above have been assigned to The First National Bank of Boston (the "Agent"), as agent for itself and certain other lenders (the "Lenders") under the provisions of the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S)3727, 41 U.S.C.
(S)315).

          A true copy of the instrument of assignment executed by the Contractor on December __, 1996 is attached to the original notice.

          Payments due or to become due to the Debtor under the contract described above should be made to the undersigned assignee.

          Please return to the undersigned (in the enclosed, self-addressed stamped envelope) the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

                              Very truly yours,

                              THE FIRST NATIONAL BANK OF BOSTON, as agent for the secured parties under that certain Security Agreement dated as of December __, 1996


                              By:____________________________________
                                   Authorized Official
                                   100 Federal Street
                                   Boston, MA 02110


                           ACKNOWLEDGMENT OF RECEIPT
                           -------------------------


          Receipt is acknowledged of the above notice and a copy of the instrument of assignment. They were received at ____________________ a.m./p.m. on _____________________, 199_.

                              ________________________________
                              Signature

                              ________________________________
                              Title:

On behalf of


[Name of addressee of this notice.]